EXHIBIT 10.21

                               FIRST AMENDMENT TO
                 EMPLOYMENT CONTINUATION PLAN FOR KEY EMPLOYEES


     The Employment Continuation Plan for Key Employees adopted by Dollar Thrifty Automotive Group, Inc. on September 29, 1998 (the "Plan"), is hereby amended as of January 24, 2001 as follows:

     1. A new Annex A-1 is hereby added to the Plan in the form attached hereto.

     2.   Section 5(a)(i) of the Plan is hereby amended as follows:

          (a) by inserting after the word "two" in the fifth line thereof the following: "(for those Key Employees listed on Annex A except if such Key Employee is also listed on Annex A-1) or three (for those Key Employees listed on Annex A-1)".

          (b) by inserting after the word "one" in the last line thereof the following: "(for those Key Employees listed on Annex A except if such Key Employee is also listed on Annex A-1) or two (for those Key Employees listed on Annex A-1)".

     3. Section 5(c) of the Plan is hereby deleted in its entirety and replaced with "c. Intentionally Deleted."

     4. Section 6 of the Plan is hereby amended by deleting all references to "Key Employee" and replacing them with "Key Employee listed on Annex A-1", making Section 6 applicable only to Key Employees (as defined in the Plan) listed on Annex A-1 and not Annex A (unless a Key Employee listed on Annex A is also listed on Annex A-1) or Annex B.






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                 EMPLOYMENT CONTINUATION PLAN FOR KEY EMPLOYEES
                                       OF
                         DOLLAR THRIFTY AUTOMOTIVE GROUP

                                    Annex A-1

                                  Key Employees


Donald M. Himelfarb
Gary L. Paxton
Steven B. Hildebrand


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